Investor Presentation May 2024 Exhibit 99.2

FORWARD LOOKING STATEMENTS The information in this presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “could,” “should,” “will,” “ may,” “ believe,” “ anticipate,” “ intend,” “ estimate,” “expect,” “project,” “continue,” “plan,” forecast,” “predict,” “potential,” “future,” “outlook,” and “target,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements will contain such identifying words. These statements are based on the current beliefs and expectations of Sable’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause Sable’s actual results to differ materially from those described in the forward-looking statements include: the ability to recommence production of the SYU assets and the cost and time required therefor, production levels once recommenced; commodity price volatility; low prices for oil and/or natural gas; global economic conditions and inflation; increased operating costs; lack of availability of drilling and production equipment, supplies, services and qualified personnel; processing volumes and pipeline throughput; geographical concentration of operations; environmental and weather risks; regulatory changes and uncertainties; the uncertainty inherent in estimating oil and natural gas resources and in projecting future rates of production; reductions in cash flow and lack of access to capital; restrictions in existing or future debt agreements or structured or other financing arrangements; managing growth and integration of acquisitions, and failure to realize the expected value of acquisitions; the ability to recognize the anticipated benefits of the business combination; developments relating to our competitors and our industry; litigation, complaints and/or adverse publicity; privacy and data protection laws, privacy or data breaches, or loss of data; our ability to comply with laws and regulations applicable to our business; and other one-time events and other factors that can be found in Sable’s Annual Report on Form 10-K for the year ended December 31, 2023, and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on Sable’s website (www.sableoffshore.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Except as required by applicable law, Sable undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this presentation. NON-PRODUCING ASSETS The SYU assets discussed in this presentation have not produced commercial quantities of hydrocarbons since such assets were shut in during May of 2015 when the only pipeline transporting hydrocarbons produced from such assets to market ceased operations. We estimate in this presentation that production can be recommenced the third quarter of 2024, but there can be no assurance that the necessary permits will be obtained that would allow the pipeline to recommence transportation and allow the assets to recommence production by that date or at all. If production is not recommenced by January 1, 2026, the terms of the asset acquisition with EM would result in the assets being reverted to EM without any compensation to Sable therefor. OIL AND GAS RESOURCE INFORMATION This presentation includes information regarding estimates of oil and natural gas resources attributable to the SYU. None of the oil and gas resources attributable to the SYU are currently classifiable as proved or other reserves because, since the cessation of operations on the pipeline transporting production from the assets, there has been no means to deliver production from the assets to market. Sable has obtained a report (the “NSAI Report”) from Netherland, Sewell & Associates, Inc. (“NSAI”), independent petroleum consultants, with respect to the net estimated contingent resources attributable to the acquired assets and the related pre-tax discounted (at 10%) future net contingent cash flow from such contingent resources, as of December 31, 2021, based on 12-month unweighted arithmetic average of the first-day-of-the-month prices for each month in the period from January to December 2021. As defined by the Society of Petroleum Engineers and used in the NSAI Report, “contingent resources” are those quantities of petroleum which are estimated, on a given date, to be potentially recoverable from known accumulations, but which are not currently considered to be commercially recoverable. Contingent resource estimates may be characterized further as 1C (low estimate), 2C (best estimate) and 3C (high estimate). The contingent resources reflected in the NSAI Report are, as stated in the report, category 1C (low estimate). The NSAI Report states that the estimates included in the report are contingent on (1) approval from federal, state and local regulators to restart production, (2) reestablishment of oil transportation systems to deliver production to market, and (3) commitment to restart the wells and facilities. The NSAI Report states that, if these contingencies are successfully addressed, some portion of the contingent resources estimated in the report may be reclassified as reserves but notes that the estimates have not been risked to account for the possibility that the contingencies are not successfully addressed. The NSAI Report does not address (1) the portion of the contingent resources that could be reclassified as reserves if the contingencies are successfully addressed or (2) whether or to what extent any of the contingent resources that could be so reclassified would be classified as proved, probable or possible reserves. As defined in the Society of Petroleum Engineers’ Petroleum Resources Management System (“PRMS”), "best estimate" is the most realistic assessment of recoverable quantities if only a single result were reported. There is at least a 50% probability that the quantities actually recovered will equal or exceed the “best estimate.” As defined in the PRMS, "low estimate" is a conservative estimate of the quantity that will actually be recovered from the accumulation by a project. There is at least a 90% probability that the quantities actually recovered will equal or exceed the “low estimate.” The resource estimates and related future cash flow information included in this presentation reflect management's estimates, based in part on the contingent resources estimated in the NSAI Report and supplemented by management's own estimates of contingent resources attributable to the acquired assets and using the pricing and other assumptions noted in this presentation, of the contingent resources and cash flow that may have been attributable to the acquired assets if the contingencies had been addressed successfully on the date as of which the information is presented. Resource engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any resource or reserve estimate depends on the quality of available data, the interpretation of such data, and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing, and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact the combined company’s strategy and change the schedule of any production and development drilling. Accordingly, resource estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. USE OF PROJECTIONS This presentation contains financial projections for Sable, including with respect to its future capital expenditures. Sable’s auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and, accordingly, no such auditors have expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, regulatory, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if the assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside Sable’s control. Accordingly, there can be no assurance that the projected results are indicative of Sable’s future performance or that actual results will not differ materially from those presented in the projected information. Inclusion of the projected information in this presentation should not be regarded as a representation by any person, including, without limitation, Sable, that the results contained in the projected information will be achieved. Disclaimer

Premier offshore California asset paired with experienced management team Sable Offshore Corp. (NYSE: SOC) Santa Ynez Unit Las Flores Canyon Processing Facility Santa Ynez is a massive oil-weighted resource Three offshore platforms located in federal waters north of Santa Barbara, California Wholly-owned onshore production treatment facilities Discovered in 1968 with significant production history >100 identified infill drilling and step-out opportunities, along with workovers and ESP(1) installation on existing wellbores High Quality Asset Sable management are well-qualified to operate Santa Ynez Exemplary track record of operating safely in California and offshore(2) Demonstrated expertise via numerous awards from state and federal agencies Developing strategy for carbon capture and underground storage (“CCUS”) leveraging existing infrastructure and access Highly-Qualified Stewards of the Asset Electric Submersible Pump. While at Plains Exploration & Production, current Sable management team operated platforms included Irene at Point Pedernales and Hidalgo, Harvest and Hermosa at Point Arguello.

SYU History

Premier offshore project developed by Exxon over 40+ years

SYU Development Background

- **Discovered in 1968, over the course of 14 years Exxon consolidated more than a dozen offshore federal oil leases into a streamlined production unit known as SYU**
  - SYU construction began in 1976 with Platform Hondo, with first production in 1981, followed by Platform Harmony and Platform Heritage (both online in 1994); both Harmony and Heritage have dedicated rigs for future development
  - SYU includes 112 wells (90 producers, 12 injectors, 10 idle); sizable inventory of infill drilling and additional step-out drilling opportunities[1]
  - Platforms located 5 to 9 miles offshore Santa Barbara County in shallow water depths of 900-1,200'[2]
- **Wholly-owned onshore oil and natural gas processing facility at Las Flores Canyon (not visible from highway)**
- **Shut in since June 2015 due to pipeline issue (Plains All-American Pipeline ("AAPL") operated)**
  - Production at all Exxon platforms and facilities was safely suspended. SYU was placed into a preserved state with regular inspections and maintenance
  - AAPL received Consent Decree and began work to restart
  - Exxon acquired pipeline from AAPL
  - Sable targeting potential SYU restart in September 2024
- **Sable actively evaluating strategy for CCUS utilizing existing infrastructure and access**



Pacific Pipeline Company crude oil transmission line to oil refineries state-wide
Consumer natural gas to the Southern California Gas Company
Gaviota
Refugio State Beach
Las Flores Canyon Facility
Goleta
Produced water return line
Natural gas transmission line
Power cable
Platform Hondo
Platform Heritage
Platform Harmony
Oil emulsion line
850 FT
1075 FT
1200 FT
Oil emulsion line
Natural gas line
Power cable
Oil emulsion line
Natural gas line
Power cable
SANTA BARBARA CHANNEL
N
Las Flores Canyon
Las Flores Canyon Facility
Sable: Oil & Water Treating Plant and related facilities
POPCO: Natural gas Treating Plant
Typical sales per day prior to shut-in: 30,000 barrels of oil, 1,500 barrels of propane, and 25 million cubic feet of gas.

(1) Sable management have identified >100 infill drilling and step-out opportunities.
(2) Primary Reservoir: Miocene Monterey formation (Sour low-gravity oil (4-26 API); Secondary Reservoirs: Oligocene and Eocene oil/gas sandstone (Sweet high-gravity oil (35 API).

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Technical Overview

Significant production history and massive resource potential

Santa Ynez Unit Overview

- **Between 1981 and 2014, SYU produced over 671 MMBoe**
  - Production averaged 29 MBbl/d and 27 MMcf/d in 2014 (gross), the last full year when the asset was online
  - Low, stable decline anticipated of ~8% on average annually from existing NSAI Low Estimate Base Contingent Resources over the next five years[1]
- **Sable has also identified >100 additional infill development and step-out opportunities across the leasehold**
  - In 2010, Exxon drilled the world's longest extended-reach well from an existing fixed platform drilling rig, increasing the ability to produce more oil from existing facilities; the well extends more than six miles horizontally



Point Conception
CELERON
All American Pipeline
ARGUELLO, Inc.
Gaviota Plant
POPCO EXXONMOBIL
Las Flores Canyon Plant
VENOCO
Ellwood Plant
HERITAGE
HARMONY
HONDO
HOLLY
3 miles
Gato Canyon Unit
Santa Ynez

Robust Production Prior to Pipeline Closure



Historical Gross Oil Production (MBbl/d)
120
100
80
60
40
20
0
Mar-81
Mar-84
Mar-87
Mar-90
Mar-93
Mar-96
Mar-99
Mar-02
Mar-05
Mar-08
Mar-11
Mar-14

1 Billion + Barrels Recoverable

SYU Reservoir Characterization

1,700'	Original Oil Column
(300')	Depleted Oil
(400')	Gas Cap Expansion
1,000'	**Oil Column Remaining**

Massive Resource

1,207	MMBoe of Net Recoverable Total Resources
(561)	MMBoe of Net Cum. Prod.
646	**MMBoe of Remaining Total Net Estimated Contingent Resources**

Note: Management estimates are inherently uncertain. Actual results may differ in a material amount from management estimates and projections.
(1) 5-year period begins after expected production re-start date in September 2024.

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Las Flores Canyon Cogeneration & Processing Facility Las Flores Canyon Infrastructure Wholly-owned infrastructure at Las Flores Canyon reduces cash costs Fully integrated oil and gas processing facilities acquired by Sable for managing 100% of the SYU produced volumes with additional capacity for future SYU development Gas and NGL volumes sold into the Southern California market to homes and businesses and oil volumes sold at Brent based pricing to local refineries Sable management believes that the facilities have been well maintained during the downtime Evaluating significant CCUS opportunity leveraging existing infrastructure and access Crude Storage Tanks Transportation Terminal Produced Water Pipeline Oil Treating Plant Co-Generation Power Plant Biologic Water Treating Plant Crude Dehydration Crude Stabilization Gas Separation & Compression Free Oil Removal Degassing Biological Treatment 540 kbbl capacity Gas Turbine (40 MW) Steam Generation Steam Turbine (10 MW) LPG Storage & Loading POPCO Gas Plant Gas Sweetening NGL Fractionation Sulfur Recovery Gas Compression Gas Processing Plant Gas Sweetening Sulfur Recovery NGL Fractionation Fuel Gas sent to Power Plant CCUS opportunities available through existing infrastructure

Santa Ynez Unit Overview SYU Acreage Overview SYU leases are all located in Federal waters Offshore Position 16 Federal Leases, ~76,000 acres First leased in 1969 Santa Ynez Unit Agreement Effective date: November 12, 1970 Unit blocks: OCS-P 180, 181, 182, 183, 187, 188, 189, 190, 191, 192, 193, 194, 195, 326, 329, 461 Exxon operated(1), 100% WI, 83.6% NRI Annual lease extensions granted by the Bureau of Safety and Environmental Enforcement since shut-in; supported by quarterly updates Onshore Position ~1,480 surface acres, facilities occupy ~135 acres Facilities 100% Sable owned Line 325: Permitted, Upgrades / Repairs Construction Underway (113 miles) Capitan Sable Offshore Las Flores Canyon Plant Los Angeles Refineries Bakersfield San Francisco Refineries Las Cruces Gaviota SLA Boundary State Waters Harmony Hondo Santa Ynez Unit Heritage Line 324: Permit Approval in Process (10.8 miles) Note: Line 324 and Line 325 were formerly known as Line 901 and Line 903, respectively. Application for SYU change in operator to SOC pending.

Undrilled Inventory

New Drill Inventory Overview

- SYU comprises several discrete fault bound accumulations; compartments defined by pressure compartments
- 2015 analysis identified step out potential for untested fault compartments or sub accumulations
  - Technical opportunity inventory based on spacing assumptions range from 20–80 acres (102 total opportunities)
  - For every platform, more opportunities exist than available donor wellbores at current spacing assumptions (i.e., slot-constrained)



Mapping Horizon
Age
Type Log
Prod
Top Sisquoc
Top Monterey
2500' Original Oil Column
Miocene
Monterey
Base Monterey
Top Vaqueros
(Projected from wells)
Eocene
Top Gaviota
(Projected from wells)
Top Sacate
Basement
Heritage
Harmony
Hondo
13° API Elevation
2014/2015 Campaign Drillwell
Infill / Step-Out Drilling Opportunity
Success Case Step-Out Offset
Opportunity Being Matured for Drilling Prior To Shut in

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SYU is Primed for Cash Flow Generation Projected Development Plan Note: Management estimates are inherently uncertain. Actual results may differ in a material amount from management estimates and projections. Proposed development plan is based on market conditions and subject to annual Board approval.

Substantial Resource Base

Contingent Resource Summary(1)(2)(3)

Resource Category	Net Estimated Contingent Resources: Oil (MMBbls)	Gas (MMcf)	NGL (MMBbls)	Total (MMBoe)	Estimated Cash Flows ($MM): Capex ($MM)	PV-10 SEC Pricing
NSAI Adjusted Low Estimate Base Forecast(4)	111	121	2	133	–	$2,285
ESP Installations Low Estimate(5)	41	33	1	47	$100	1,013
Total Low Estimate Contingent Resources	151	154	2	179	$100	$3,298
Development Drilling Program Best Estimate(6)	308	251	4	354	$1,997	$4,810
Development Workover Program Best Estimate(7)	98	80	1	113	245	1,921
Total Best Estimate Contingent Resources	406	332	5	467	$2,242	$6,731
Total Net Estimated Contingent Resources / Total Blended NAV	**557**	**486**	**7**	**646**	**$2,342**	**$10,029**

Net Contingent Resources (MMBoe)



Development Workover Program Best Estimate 113
NSAI Adjusted Low Estimate Base Forecast 133
ESP Installations Low Estimate 47
Development Drilling Program Best Estimate 354

PV-10 Contingent Resources ($MM)



Development Workover Program Best Estimate $1,921
NSAI Adjusted Low Estimate Base Forecast $2,285
ESP Installations Low Estimate $1,013
Development Drilling Program Best Estimate $4,810

Contingent Resources by Commodity



Gas 13%
NGL 1%
Oil 86%

(1) Assumes SEC pricing as of April 2024 and effective date of May 1, 2024. April 2024 SEC Pricing: Oil $83.14 / Bbl; Gas $2.40 / MMBtu; NGL $64.85 / Bbl.
(2) Management estimates are inherently uncertain. Actual results may differ in a material amount from management estimates and projections.
(3) Net quantities shown herein are unrisked volumes and may represent levels of uncertainty as to their technical and commercial recovery.
(4) Estimated using NSAI Report Resources at SEC Brent Pricing and Sable management estimated lease operating expenses; low estimate contingent resources with 90% probability of delivering unrisked remaining recoverable volumes from field-wide individual historical well performance. Assumes the wells and facilities will resume operation under similar production and sales conditions present at the time production was suspended.
(5) Low estimate contingent resources with 90% probability of delivering unrisked incremental recoverable volumes from statistical field-wide historical well performance driven by the installation of ESPs.
(6) Best estimate contingent resources with 50% probability of delivering unrisked remaining recoverable volumes from statistical field-wide historical new drill locations in untested fault compartments or sub-accumulations within test fault compartments.
(7) Best estimate contingent resources with 50% probability of delivering unrisked remaining recoverable volumes from existing wellbores calculated from statistical field-wide historical work-over well performance.

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Attractive Production & Resources Profile at a Discount

I	Large Production Base	**~28 MBoe/d** Net Production Forecast Once Online	▪ Substantial production base that is ~80% oil with decades of productive history
II	Shallow Decline	**~8% YoY[1]** 5-Year Annual Average Resource Decline	▪ Shallow decline profile reduces reinvestment rate required to maintain projected production
III	Deep Discount to Intrinsic Value	**1.8x** NSAI Adjusted Low Estimate Base Forecast PV-10 / TEV	▪ Significant discount achieved in conjunction with the SYU acquisition
IV	~62% Discount to Peer Group on PDP Reserves	**$9.35** TEV / NSAI Adjusted Low Estimate Base Forecast Resources ($/Boe)	▪ Versus peer group average of $24.49[2]
V	Deep Inventory Opportunity	**>100** Identified, Undrilled Opportunities	▪ Highly economic oil development opportunities representing infill and step-out locations with decades of performance history

Note: Management estimates are inherently uncertain. Actual results may differ in a material amount from management estimates and projections. Market data as of May 10, 2024. Enterprise Value ("TEV") assumes market data as of May 10, 2024 and 1L Term Loan and cash balance as of March 31, 2024.

(1) 5-year period begins after expected production re-start in September 2024.

(2) Peer group includes: BRY, CHRD, CIVI, CRC, KOS, MGY, MUR, TALO and WTI. CRC reserves shown pro forma for Aera acquisition.

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Key Investment Highlights

Premier Asset and Experienced Management Team Drive Shareholder Value

✓ **Attractive Returns**	▪ Asset acquisition metrics are very favorable against intrinsic value and public benchmarking
✓ **Primed for Low-Cost Production Growth**	▪ Modest reinvestment required in the near-term as Sable capitalizes on ESP installations on existing wellbores
✓ **Substantial Upside**	▪ De-risked reservoir first discovered in the 1960's ▪ Potential for substantial growth with accelerated development
✓ **High Operational Control**	▪ 100% operated[(1)] with favorable 16.4% royalty burden
✓ **Conservative Leverage Profile**	▪ Sable management targeting long-term leverage ratios of ~1.0x to maximize flexibility for distributions and development
✓ **Access to Infrastructure & End Markets**	▪ Wholly-owned pipeline and processing helps preserve margin ▪ Oil sales contracts linked to Brent Crude
✓ **HS&E Stewardship**	▪ Outstanding HS&E[(2)] and operational track record in California ▪ Significant opportunity for CCUS utilizing existing assets

Santa Ynez Unit is a Differentiated, Value Driven Asset

(1) Application for SYU change in operator to SOC pending
(2) Health, safety and environment.

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